AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 2008

REGISTRATION NO.

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street

Fort Wayne, IN 46801

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Dennis L. Schoff, Esq.

The Lincoln National Life Insurance Company

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, CA 92660

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 14, 2009 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 28, 2008

Dear Contract Owner:

Enclosed you will find a Notice and Proxy Statement/Prospectus for a special meeting of contract owners of Lincoln National Variable Annuity Fund A (“Fund A”) to be held on April 8, 2009. The special meeting will be held at 9:00 a.m., local time, at 1300 South Clinton Street, Fort Wayne, IN 46802. The following proposals will be considered and acted upon at the meeting:

Proposal 1:	To approve an Agreement and Plan of Reorganization and related transactions to transfer the assets of Fund A to the LVIP Delaware Growth and Income Fund, a series of the Lincoln Variable Insurance Products Trust, in exchange for Standard Class shares of LVIP Delaware Growth and Income Fund, and to restructure Fund A into a unit investment trust.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

After reviewing this matter carefully, the Board of Managers of Fund A unanimously recommends that you vote “FOR” the proposals. Your vote is important regardless of the number of votes that you hold. Please take a few minutes to review this material, cast your vote on the enclosed proxy and return it in the enclosed postage-paid envelope. Your prompt response is needed so that the necessary quorum and vote can be obtained. It is important that your vote be received prior to the special meeting.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

By Order of the Fund’s Board of Managers

Cynthia A. Rose
Secretary

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies relating to the special meeting of contract owners of Lincoln National Variable Annuity Fund A. The special meeting will be held on April 8, 2009 at 9:00 a.m., local time, at 1300 South Clinton Street, Fort Wayne, IN 46802.

The special meeting is for the purpose of considering and acting on the following matters:

1.	To approve an Agreement and Plan of Reorganization and related transactions to transfer the assets of Fund A to the LVIP Delaware Growth and Income Fund, a series of Lincoln Variable Insurance Products Trust, a mutual fund registered under the 1940 Act, in exchange for Standard Class shares of the LVIP G&I Fund, and to restructure Fund A as a unit investment trust.

2.	To consider and act upon such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Board of Managers of Fund A unanimously approved the proposals and recommends that contract owners vote “FOR” the proposals. The matters referred to above are discussed in detail in this Proxy Statement/Prospectus. The Board of Managers of Fund A has fixed the close of business on                     as the record date for determining contract owners entitled to notice of and to vote at the special meeting, and any adjournment thereof.

Whether or not you plan to attend the special meeting, please complete, sign, and return the enclosed proxy promptly so that you will be represented at the special meeting. If you have returned a proxy and are present at the special meeting, you may change the vote specified in the proxy at that time. However, attendance at the special meeting, by itself, will not revoke a previously tendered proxy.

The date of the first mailing of the proxy cards and this Proxy Statement/Prospectus by us will be on or about January 28, 2009. If you have any questions about the meeting, please feel free to call us at                                     .

It is important for you to vote on the Proposals described in this Proxy Statement/Prospectus. We recommend that you read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the Proposals.

QUESTIONS AND ANSWERS

Q. Why am I receiving this Proxy Statement/Prospectus?

Because the Contracts are no longer being sold, the asset base of Fund A has been declining over the years and will not increase substantially in the foreseeable future. Accordingly, the administration costs for Fund A cannot benefit from economies of scale. Further, the Lincoln Financial Group (“LFG”) organization has been operating the LVIP G&I Fund, which has investment objectives, strategies and risks identical to those of Fund A, since                     . The Board of Managers of Fund A determined that, rather than continuing to operate Fund A as an actively managed portfolio , it would be more effective to restructure Fund A into a Lincoln Life separate account that invests in the LVIP G&I Fund, an actively managed investment portfolio.

The reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two comparable investment vehicles offered by the LFG organization. Also, the contract

i

owners and participants are expected to benefit from the larger asset base in the LVIP G&I Fund that will result from the Reorganization. The larger asset base of the LVIP G&I Fund should increase investment opportunities and broaden diversification of the funding medium for the contracts.

Further, the end result of the reorganization will be an organizational structure for the Contracts that is more common in the variable annuity industry than the current organization structure. All of Lincoln Life’s other individual variable annuity products are structured with two tiers or levels; namely, the insurance company separate account purchases shares of mutual funds and those mutual funds hold a diverse portfolio of investments. Currently, Fund A is a one-tier structure consisting of an insurance company separate account that invests directly in a diverse portfolio of investments. The Reorganization will move Fund A from a one-tier structure to the more common two-tiered structure.

This Proxy Statement/Prospectus is soliciting the contract owners of Fund A to approve the Agreement and Plan of Reorganization, which contemplates the transfer of all of the asset and liabilities of Fund A to the LVIP G&I Fund in exchange for Standard Class shares of the LVIP G&I Fund having an aggregate value equal to the net asset value of Fund A, and the restructuring of Fund A into a unit investment trust (“New UIT”) under the Investment Company Act of 1940, as amended (“1940 Act”), that will invest in Standard Class shares of the LVIP G&I Fund (the “Reorganization”). No sales charge will be imposed on the shares of the LVIP G&I Fund received by the Fund A, the New UIT.

You are being asked to approve the Reorganization Agreement and the related transactions. Because contract owners of Fund A are being asked to approve a Reorganization that will result in them having an interest in shares of the LVIP G&I Fund, this document also serves as a Prospectus for the LVIP G&I Fund.

Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the form of the Agreement and Plan of Reorganization pertaining to the transaction.

Q. How do the Funds differ?

The investment objective of each Fund includes long-term capital appreciation, but Fund A’s investment objective also includes a current income component. The investment strategy also includes an income component. As a result, the Funds hold investments that are substantially similar.

Each Fund is an equity fund with a diversified portfolio. They primarily invest in stocks of large-sized U.S. companies. Both Funds benchmark their investment performance against the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.

Q. Will there be any tax consequences as a result of the merger?

The Reorganization is being structured as a tax-free reorganization. See “Information About the Reorganization—Federal Income Tax Consequences.”

Q. Will my vote make a difference?

Your vote is important regardless of the number of shares attributable to your contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement/prospectus and provide your vote. It is important that your vote be received before the special meeting.

Q. Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement/Prospectus?

The Lincoln National Life Insurance Company, the issuer of the Contracts, has agreed to pay the costs of the Reorganization, which includes preparation of the Proxy Statement/Prospectus, printing and distributing the proxy materials, legal fees, accounting fees, and expenses of holding the shareholder meeting. We do not anticipate any brokerage costs associated with repositioning Fund A’s portfolio holdings as a result of the Reorganization.

Q. How does the Board recommend that I vote?

The Board of Managers of the Fund recommends that you vote to APPROVE the Reorganization on behalf of the Fund.

Q. How do I give my voting instructions?

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET
•	Read the Proxy Statement/Prospectus.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL
•	Read the Proxy Statement/Prospectus.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE
•	Read the Proxy Statement/Prospectus.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

(Do not mail the proxy card if you provide voting instructions by telephone.)

Q. Who do I call if I have questions?

If you have any questions about the meeting or anything in this Proxy Statement/Prospectus, please feel free to call us toll free at (800)                     .

Q. Is there any other information available to me?

Fund A. The following documents have been filed with the Securities and Exchange Commission (“SEC”) File Nos. 002-25618 and 002-26342): (i) the Prospectus of Fund A (Individual), dated April 30, 2008, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Prospectus of Fund A (Group), dated April 30, 2008, which is incorporated herein by reference into this Proxy Statement/Prospectus; (iii) the Statement of Additional Information for Fund A (Individual), dated April 30, 2008;

(iv) the Statement of Additional Information for Fund A (Group), dated April 30, 2008; (v) the Annual Report for Fund A dated December 31, 2007; and (vi) the Semi-Annual Report for Fund A dated June 30, 2007.

LVIP G&I Fund. The following documents have been filed with the SEC (SEC File Nos. 811-08090); (i) the Prospectus of the LVIP G&I Fund (Standard Class Shares), dated April 30, 2008, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Statement of Additional Information for the LVIP G&I Fund, dated April 30, 2008; (iii) the Annual Report for the LVIP G&I Fund, dated December 31, 2007; and (iv) the Semi-Annual Report for the LVIP G&I Fund, dated June 30, 2008.

Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement /Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling (800)                     or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the Annual /Reports and Semi-Annual Reports and any subsequently released shareholder reports at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

Fund A and the LVIP G&I Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the LVIP G&I Fund that a prospective investor should know before investing. A Statement of Additional Information dated             , 2009, relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 4LINCOLN (454-6265), or write the Funds at P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one promptly, free of charge.

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED

OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION

OR ANY OTHER GOVERNMENT AGENCY. THE SECURITIES AND EXCHANGE

COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES

OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE.

TABLE OF CONTENTS

INTRODUCTION

PROPOSAL 1

To Approve an Agreement and Plan of Reorganization

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix     .

How will the Reorganization affect me?

This Proxy Statement/Prospectus is soliciting contract owners of Fund A, to approve a proposed reorganization of Fund A whereby (1) the assets and liabilities of Fund A (other than liabilities associated with insurance obligations) will be transferred to the LVIP G&I Fund, a series of Lincoln Variable Insurance Products Trust, an open-end management investment company registered under the 1940 Act, in exchange for Standard Class shares of the LVIP G&I Fund and (2) Fund A will be restructured as a unit investment trust (“New UIT”) under the Investment Company Act of 1940, as amended (“1940 Act”) (“Reorganization”). If contract owners approve the Reorganization, then immediately following the consummation of the Reorganization, each contract owner will have an interest in the New UIT equal in value to that contract owner’s interest in Fund A immediately prior to the Reorganization.

If the Reorganization is not approved, contract owners are being asked to vote to elect Board members for Fund A and to approve a new Investment Management Agreement for Fund A.

The contract owners are being asked to approve the Reorganization Agreement and the related transactions pursuant to which the Reorganization transaction would be accomplished. Because the contract owners of Fund A are being asked to approve a Reorganization transaction that will result in them holding an interest in shares of the LVIP G&I Fund, this document also serves as a Prospectus for the LVIP G&I Fund.

Immediately after the Reorganization, interests in the New UIT will have a value identical to the value of the contract owners’ interests in Fund A immediately before the Reorganization. Lincoln Life will keep the same separate account. The value of your variable annuity contract (“contract”) will be allocated to the same separate account and that separate account will invest in the LVIP G&I Fund as a part of the Reorganization.

There will be no change in the contracts or in the rights of contract owners under those contracts after the Reorganization. Also, there will be no change in purchase or transfer privileges or surrender or withdrawal procedures. Obligations under contracts issued by Lincoln Life and currently supported by the assets of Fund A will be supported by the assets of the New UIT after the reorganization.

Will the Reorganization result in a change in Voting Procedures?

Voting procedures will change after the Reorganization. Currently, the contract owners vote directly with respect to items affecting Fund A and there are no cumulative voting rights. After Fund A is restructured as a UIT, it will no longer have a Board of Managers. However, the LVIP G&I Fund has a Board of Trustees.

If the Reorganization is approved, the contract owners will vote indirectly by instructing Lincoln Life as to how to vote shares in the LVIP G&I Fund. Each dollar of the LVIP G&I Fund outstanding is entitled to one vote on all matters submitted to a vote of shareholders. The LVIP G&I fund shares have non-cumulative voting rights, except with respect to the election of Board members. Lincoln Life will vote the shares of the LVIP G&I fund for which instructions are not provided in proportion to the instructions received from contract owners.

Why is the Reorganization being proposed?

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two comparable investment vehicles offered by the LFG organization, as well as to assist in achieving economies of scale and increased investment opportunities for contract owners. Contract owners are also expected to benefit from the larger asset base that will result from the Reorganization. Further, the end result will be an organizational structure that is more common in the variable annuity industry than the current organization structure.

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Reorganization Agreement generally provides for the following:

•

Fund A will transfer all of its assets to the LVIP G&I Fund. LVIP G&I Fund will assume Fund A’s stated liabilities other than liabilities associated with insurance obligations that will be assumed by the New UIT.

•	Fund A will be restructured as the New UIT. The New UIT will assume Fund A’s stated liabilities associated with insurance obligations.

•

The LVIP G&I Fund will issue Standard Class shares to be held by the New UIT in an amount equal to the value of the assets that the LVIP G&I Fund received from Fund A, less the liabilities LVIP G&I assumes. Immediately after the Reorganization, your indirect interest in the LVIP G&I Fund will equal your previous direct interest in Fund A.

•

There will be no change in the value of your contract and no change in your benefits under the contract as a result of the reorganization. The Reorganization also will not affect the features of the contracts; and

•	The Reorganization should not result in adverse tax consequences to contract owners.

Will I have to pay any sales load, commission or other transaction fee in connection with the Reorganization?

Neither Fund A nor the contract owners of Fund A will pay any fees or charges in connection with the Reorganization. Lincoln Life will pay all costs and expenses associated with effecting the Reorganization.

In addition, the charges provided for in the contracts will not increase as a result of the reorganization. The current level of operating expenses for the LVIP G&I Fund are higher than the operating expenses (other than the mortality and expense risk and other separate account and contract-related charges) of Fund A. However, if the Reorganization is approved, Lincoln Life will limit the New UIT’s expenses to ensure that contract owners do not incur post-reorganization expenses that are higher than their pre-reorganization expenses. On a semi-annual basis, Lincoln Life will review the expenses of the LVIP G&I Fund and adjust the mortality and expense charges so that the contract owners’ aggregate contract charges do not exceed the aggregate contract charges prior to the Reorganization. See “Comparison of Fees and Expenses” and “Supplementary Financial Information” below.

How does the Board of Managers recommend that I vote?

After careful consideration, the Board of Managers unanimously approved the proposed reorganization. The Board of Managers recommends that you vote “FOR” the proposed reorganization.

What happens if the contract owners do not approve the Reorganization?

In the event that Contract Owners do not approve the Reorganization, Fund A will continue to operate as it is currently, and its Board of Managers will determine what further action, if any, to take. If the Reorganization is not approved, the contract owners are being requested to elect Board members for Fund A and approve a new Investment Management Agreement for Fund A.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The investment objective of each Fund includes long-term capital appreciation, but Fund A’s investment objective also includes a current income component. The investment strategy of the LVIP G&I Fund also includes an income component. As a result, the Funds hold investments that are substantially similar.

Each Fund is an equity fund with a diversified portfolio. They primarily invest in stocks of large-sized U.S. companies. Both Funds benchmark their investment performance against the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.

Because the Funds have substantially similar investment strategies and hold investments that are substantially similar, they also have substantially similar risks.

How do the Funds’ fees and expenses compare?

Fund A offers only one class of shares, while the LVIP G&I Fund offers two classes of shares, Standard Class and Service Class shares. [probably should have a sentence about the Contract Owners of Fund A receiving Standard Class shares of the LVIP G&I Fund.] You will no pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The table entitled “the LVIP G&I Fund (Pro-Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place. The fees and expenses shown for the shares of Fund A and the LVIP G&I Fund as set forth in the following tables in the in examples are based on the expenses for the Fund A and the LVIP G&I Fund for the year ended December 31, 2007. The amounts for the LVIP G&I Fund (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of the LVIP G&I Fund would have been for the year ended December 31, 2007, after giving effect to the proposed Reorganization.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	Lincoln National Variable Annuity Fund A		LVIP G&I Fund	LVIP G&I Fund (Pro Forma)
	Individual	Group	Standard Class	Standard Class
Contract Owner Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A	N/A
Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A	N/A
Redemption Fee	N/A	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)[1]
Management Fees	.323%	.323%	.33%	.33%
Distribution and 12b-1 Fees	None	None	None	None
Other Expenses	0.07%		.07%	.07%
Acquired Fund Fees and Expenses (AFFE)	0	0	0	0
Total Annual Fund Operating Expenses	.323%	.323%	.40%	.40%
Less Fee Waiver and Expense Reimbursements	0	0-	0	0
Total Annual Fund Operating Expenses	.323%[2]	.323%[2]	.40%	.40%

[1]	For purposes of this chart, Fund A’s Annual Fund Operating Expenses include the investment-related expenses for Fund A; they do not include the contract-related expenses.
[2]	In addition, Fund A annual expenses include a mortality and expense risk charge of 1.002%.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in the Lincoln National Variable Annuity Fund A versus the LVIP Delaware Growth and Income Fund and the LVIP Delaware Growth and Income Fund (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Lincoln National Variable Annuity Fund A (with contract expenses)*
	One Year	Three Years	Five Years	Ten Years
Single Premium	$	$	$	$
Periodic Premium	$	$	$	$

Lincoln National Variable Annuity Fund A (without contract expenses)
	One Year	Three Years	Five Years	Ten Years
Single Premium	$	$	$	$
Periodic Premium	$	$	$	$

LVIP Delaware Growth and Income Fund
	One Year	Three Years	Five Years	Ten Years
Standard Class	$41	$128	$224	$505

LVIP Delaware Growth and Income Fund (Pro Forma)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$41	$128	$224	$505

*	These contract expenses include the mortality and expense risk charge.

How do the Funds’ performance records compare?

The following charts show how shares of Fund A and the LVIP G&I Fund have performed in the past.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

Additional information regarding the performance of the Fund A and the LVIP G&I Fund is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Exhibit B to this Proxy Statement/Prospectus.

Year-by-Year Total Return (%)

The following tables provide some indications of the risks of investing in the Lincoln National Variable Annuity Fund A and the LVIP Delaware Growth and Income Fund’s Standard Class shares. The information shows: changes in both Funds’ performance from year to year. Please note that past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

Lincoln National Variable Annuity Fund A
98	99	00	01	02	03	04	05	06	07

Year to date through September 30, 2008: -18.91% During the periods shown in the above chart,

LVIP Delaware Growth and Income Fund (Standard Class)
98	99	00	01	02	03	04	05	06	07
20.34	17.54	9.63	(11.21)	(22.07)	29.71	11.99	5.54	12.36	6.12

Year to date through September 30, 2008: -18.36%.

During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the fourth quarter of 1998 at 22.88%. The fund’s lowest return for a quarter occurred in the third quarter of 2002 at (15.63%).

The next set of tables lists the average annual total returns of the Lincoln National Variable Annuity Fund A and the Standard Class Shares of the LVIP Delaware Growth and Income Fund for the past one- and five-year and since inception periods, as applicable. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found follow the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/07)

Average Annual Total Return (for the period ended 12/31/2007)
	1 Year	5 Years	10 Years
Lincoln National Variable Annuity Fund A
Russell 1000 Index *

*	The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

Average Annual Total Return (for the period ended 12/31/2007)
	1 Year	5 Years	10 Years
LVIP Delaware Growth and Income Fund	6.12%	12.82%	4.92%
Russell 1000 Index *	5.77%	13.43%	6.20%

*	The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

Who will be the investment adviser/sub-adviser of my after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?

Lincoln Investment Advisors Corporation (“LIAC” or the “Adviser”) serves as the investment adviser for the LVIP G&I Fund. The Adviser has retained Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, to serve as LVIP G&I fund’s sub-adviser and to make the day-to-day investment decisions for that Fund.

What will be the primary federal tax consequences of the Reorganization?

The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualified for such treatment and each contract owners’ variable annuity contract is treated as a variable annuity for federal income tax purpose, each contract owner will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Fund A will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Dividends and Distributions

Both Funds declare and pay dividends from net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. As described in more detail in “More Information About the Funds—Distributions” below, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Fund at net asset value.

Shareholder Voting Rights

Fund A does not generally hold annual meetings of its contract owners. Neither does the LVIP G&I Fund hold annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Managers/Trustees at such time as less than a majority of Managers/Trustees holding office have been elected by shareholders. Meetings of the shareholders may be called at any time by the Board of Managers/Trustees or by the chairperson of the Board or by the President of the Trust/Fund. To the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustees shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote.

Appraisal Rights

Under the laws of the State of Indiana, the contract owners of Fund A do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the State of Delaware, shareholders of the LVIP G&I Fund do not have appraisal rights in connection with a combination of acquisition of the assets of another fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is being proposed due to a declining asset base in Fund A and, with no new contracts being sold, the inability of contract owners to benefit from economies of scale. The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two comparable investment vehicles offered by the LFG organization—namely, Fund A and the LVIP G&I Fund.

Contract owners of Fund A are expected to benefit from the larger asset base in the LVIP G&I Fund that will result from the Reorganization. As of November 30, 2008, the net assets of Fund A were $40,845,620. By comparison, the net assets of the LVIP G&I Fund as of that date were $1,040,766,697. Management of Fund A anticipates that the larger asset base available through investments in the LVIP G&I Fund will increase investment opportunities and broaden diversification of the funding medium for the contracts.

Board Considerations

At a meeting held on December 8 and 9, 2008, the Board of the Fund, including all of the Managers who are not “interested person’ of Fund (as such term is defined in the 1940 Act) (the “Independent Managers”), considered and approved the Reorganization. The Board determined, among other things, that the Reorganization was in the best interests of shareholders of Fund A, and that the interests of existing shareholders of Fund A would not be diluted as a result of the transactions contemplated by the Reorganization. Similarly, the Board also approved the Reorganization with respect to the LVIP G&I Fund and determined that the Reorganization was in the best interests of the LVIP G&I Fund and the interests of shareholders of the LVIP G&I Fund would not be diluted as a result of the Reorganization. The Board made these findings in according with Rule 17a-8 under the 1940 Act that requires certain Board determinations to merge affiliated funds.

In approving the Reorganization, based on information provided to them, the Board considered a number of factors, including the following:

•	Independent Manager’s counsel to provide.

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Based on all of the foregoing, the Board of Fund A concluded that the proposed Reorganization would be in the best interests of Fund A and its shareholders. Consequently, the Board approved the Reorganization Agreement.

Agreement and Plan of Reorganization

To effect the Reorganization, the assets and liabilities of Fund A (other than liabilities relating to insurance charges) will be used to purchase Standard Class shares of the LVIP G&I Fund. If contract owners approve the Reorganization, Fund A will no longer hold securities and other instruments directly; instead, the Fund A will hold similar investments indirectly through the intermediate vehicle of the LVIP G&I Fund. Those investments will be managed by Lincoln Investment Advisors Corporation, and sub-advised by Delaware Management Company, the current sub-adviser of Fund A.

The net asset value per share of the LVIP G&I Fund will determine the value of a unit in the Fund A. The total value of the accumulation or annuity units a contract owner has in Fund A immediately prior to the Reorganization will be the same as the total value of the accumulation or annuity units the same contract owner will have Fund A immediately after the Reorganization.

More information on the Reorganization is contained in the Reorganization Plan, which qualifies in its entirety the foregoing summary of the Reorganization Plan. Approval of the Reorganization by contract owners is a prerequisite to the implementation of the Reorganization. The Reorganization may be postponed or canceled for any reason with the consent of the parties to the Reorganization Plan.

Assuming a quorum is present, approval of the Reorganization Plan will require the affirmative vote of a majority of the accumulation and annuity units represented in person or by proxy at the meeting. See “Voting Information” and “Votes Necessary to Approve Proposals.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT MANAGERS, HAS

UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION PLAN.

Description of the LVIP G&I Fund’s Shares

Contract Owners of Fund A as of the Closing Date will receive shares of the LVIP G&I Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and no-assessable when issued. Full and fractional Standard Class shares of the LVIP G&I Fund will be issued to the Fund A Contract Owners in accordance with the procedures detailed in the Reorganization Agreement. The LVIP G&I Fund will not issue share certificates. The shares of the LVIP G&I Fund to be issued to the Fund A Contract Owners and recorded on the shareholder records of the LVIP G&I Fund will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

Lincoln Life does not believe that the proposed reorganization will result in the realization of taxable income or loss to Lincoln Life, Fund A, or Lincoln Variable Insurance Products Trust. Lincoln Life also does not believe that the proposed reorganization will result in tax consequences to contract owners. The proposed reorganization itself will not result in a distribution from contracts currently supported by Fund A that would give rise to taxable income to contract owners. As a condition to the closing of the Reorganization, the parties to the Reorganization Plan will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization should not result in the realization of taxable income or loss to Lincoln Life, Fund A, Lincoln Variable Insurance Products Trust or the contract owners. The opinion will be based in part upon certain assumptions and upon certain representations made by Fund A and Lincoln Variable Insurance Products Trust.

If a Contract Owner wished to redeem his or her interests rather than be invested in the LVIP G&I Fund, such Contract Owner could either surrender the contract or exchange the contract for another policy issued by Lincoln Life or a different insurance company. In general, the surrender of a contract would result in taxation of any gain accumulated under the contract to the contract holder subject to tax, and, in certain cases, in the imposition of an additional 10 percent tax on such gain. If, however, a contract were to be exchanged for another policy, a contract holder might not incur current tax with respect to the transaction if the transaction qualified as a tax-exempt exchange under section 1035(a) of the Internal Revenue Code. Contract Owners considering such a transaction should consult a tax advisor.

Pro-Forma Capitalization

The following table sets forth the capitalization of the of Fund A and the LVIP G&I Fund as of November 30, 2008 and the capitalization of the LVIP G&I Fund on a pro-forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

Capitalization of Lincoln National Variable Annuity Fund A,

LVIP Delaware Growth and Income Fund and

LVIP Delaware Growth and Income Fund Pro Forma

(as of November 30, 2008) (Unaudited)

	Lincoln National Variable Annuity Fund A	LVIP Delaware Growth and Income Fund	Adjustments	LVIP Delaware Growth and Income Fund (Pro Forma)
Net Assets
Standard Class	$40,814,942	$995,937,233	$—	$1,036,752,175
Service Class	—	44,702,440	—	44,702,440

Total Net Assets	$40,814,942	$1,040,639,673	$—	$1,081,454,615

Net Asset Value Per Share
Standard Class		$21.171		$21.171
Service Class		$21.065		$21.065
Shares Outstanding
Standard Class		47,042,142	1,927,855	48,969,996
Service Class		2,122,156	—	2,122,156

Total Shares Outstanding		$49,164,298		$51,092,152

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the Fund A and the LVIP G&I Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions set forth in each of the prospectuses of the Fund A and the LVIP G&I Fund, dated April 30, 2008.

Investment Objectives of each Fund

The Fund A’s investment objective is long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective of the Fund is the production of current income. The LVIP G&I Fund’s investment objective is to maximize long-term capital appreciation.

Principal Investment Strategies and Risks of each Fund

Fund A

Fund A pursues its objective by investing the Fund’s assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversification means that the Fund will keep the investments spread out over different industries, and different companies within each industry. The Fund will not concentrate any more than 25% of its assets in any one industry.

Growth & Income Fund

The LVIP G&I Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The Fund also will place some emphasis on medium-sized companies.

The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:

•	A growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and

•	A value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ perceived true worth.

More specifically, the Fund seeks to invest in companies believed to:

•	Show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and

•	Be undervalued in the market relative to the companies’ industry peers.

The companies sought typically have:

•	A long history of profit growth and dividend payment; and

•	A reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

Principal Risks

Because the two Funds have substantially similar investment objectives and strategies, they are subject to substantially similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money.

Another principal risk of investing in each Fund includes investments in medium-sized as well as large-sized companies. A Fund’s performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

Other Investment Strategies and Risks of Each Fund

Each Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. Each Fund’s Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, each Fund may use temporarily different investment strategies for defensive purposes. If either Fund does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

PURCHASE AND REDEMPTION OF FUND SHARES

Net Asset Value

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:

•	Adding the values of all securities investments and other assets;

•	Subtracting liabilities (including dividends payable); and

•	Dividing by the number of shares outstanding.

A Fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Each Fund typically values its securities investments as follows:

•

Equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

•	Debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

•	Fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Funds’ Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad maket moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Share Classes

The LVIP G&I Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan.

As part of the Reorganization, the LVIP G&I Fund will issue Standard Class shares to be held by the New UIT in an amount equal to the value of the assets that the LVIP G&I Fund received from Fund A, less the liabilities the LVIP G&I Fund assumes. Following the Reorganization, Contract Owners will have an indirect interest in LVIP G&I Fund Standard Class shares.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

Fund A’s and the LVIP G&I Fund’s business and affairs are managed under the direction of their Board of Managers and Board of Trustees, respectively. The Board of Managers and the Board of Trustees have the power to amend their Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Funds, except those granted to the contractholders/shareholders.

Manager of Managers.

The LVIP G&I Fund has obtained an exemptive order from the SEC that permits the Fund to employ a “manager of managers” structure. Pursuant to the Order, LIA will be permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The exemptive relief applied to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. The relief also permits a Fund to employ two or more sub-advisers at the same time. The Trust’s Board of Trustees must continue to approve the Fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers.

LIAC – Lincoln Investment Advisors Corporation—is the current investment adviser to the LVIP G&I Fund. LIAC, a wholly-owned subsidiary of Lincoln National Corporation, is a Tennessee corporation registered with the SEC as an investment adviser. LIAC is responsible for overall management of the Fund’ securities investments, and provides investment advisory services to other affiliated mutual funds. LIAC principal place of business is at 1300 S. Clinton Street, Fort Wayne, IN 46802. LIAC or its predecessors has served as an investment adviser to mutual funds for over thirty year. LIAC has engaged Delaware Management Company, a series of Delaware Management Business Trust, to serve as the LVIP G&I Fund’s sub-adviser and to make the day-to-day investment decisions for the Fund.

Each Fund in the Trust uses a sub-adviser who is responsible for the day-to-day management of the Fund’s securities investments. These sub-advisers are paid out of the fees paid to LIAC.

The following chart lists the LVIP G&I Fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, and portfolio manager. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

LVIP G&I Fund

Adviser: LIAC (aggregate advisory fee paid for fiscal year ended December 31, 2007 was 0. 33 % of the Fund’s average net assets).

Sub-Adviser: DMC and its predecessors have been managing mutual funds since 1938. As of December 31, 2007, DMC and its affiliates were managing in excess of $             billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust that is an SEC-registered investment adviser. DMBT’s address is 2005 Market Street Philadelphia, PA 19103. DMBT is an indirect subsidiary of Lincoln National Corporation.

Portfolio Managers: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice president and director of equity research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold Asset Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA charterholders.

A Fund using a sub-adviser may have a name, investment objective and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory contracts for the LVIP G&I Fund is available in the annual report to shareholders for the twelve month period ended December 31, 2007.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with “market timing” transactions, may adversely affect the Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity. As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Funds’ Board of Trustees (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts that may adversely affect Fund investors.

Each Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A Fund will exercise this right if, among other things, the Fund identifies an investor as a “market timer” under the Market Timing Procedures.

While the Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients’ transactions and ownership positions. Each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund’s shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing. The Funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract holder as a “market timer,” the insurance company will follow the procedures for restricting the contract owner’s trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the LVIP G&I’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

The LVIP G&I Fund’s policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The Fund may distribute net realized gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.

Since all of the shares of the LVIP G&I Fund will be owned directly or indirectly by insurance companies, except where specifically stated, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the Contract Owner level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

The LVIP G&I Fund may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.” From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

GENERAL INFORMATION

Share Ownership

As of                                      (the “Record Date”), the number of shares of Fund A is listed in the table at Exhibit     . The Contract Owners will provide their votes to the management of Fund A who will vote the shares of Fund A attributable to their variable annuity contract at the meeting.

To the knowledge of Fund A, as of the Record Date, no person, except as set forth in the table at Exhibit C, owned units attributable to more than 5% of the assets of Fund A. On the Record Date, no Manager or executive officer of Fund A owned units attributable to more than one-half of one percent of the assets of the Fund A. On the Record Date, no Trustee or executive officer of the Trust owned any separate account units attributable to more than one percent of the assets of any class of the LVIP G&I Fund.

Voting Information

The proxy solicitation will be done by mail but may also be done by telephone, telegram, facsimile or personal interview conducted by Lincoln Life personnel or outside contractors employed to assist in the solicitation. The estimated expenses for the solicitation are $             to $                    .

The management of Fund A will vote all proxies executed, dated and returned to Lincoln Life prior to the beginning of the Meeting on April 8, 2008 in accordance with instructions marked thereon. If instructions are not marked thereon, management of Fund A will vote proxies “FOR” the reorganization. Abstentions will be counted to determine whether a quorum is present at the Meeting, and will have the effect of a vote “AGAINST” the reorganization.

Quorum Requirements/Votes Necessary to Approve Proposals

A quorum is comprised of Contract Owners entitled to cast 25% of the accumulation and annuity units that may be cast for the Fund at its Meeting. When a quorum is present, the affirmative vote of a majority of the accumulation and annuity units represented in person or by proxy shall be required to approve the Reorganization.

The number of votes which a Contract Owner of an individual variable annuity contract or an individual retirement annuity contract in the accumulation period may cast is equal to the number of accumulation units under the contract. The number of votes which a Contract Owner of an individual contract in the annuity period may cast is equal to (1) the amount of the assets remaining in the Fund to meet the annuity obligations related to such Contract divided by (2) the value of the accumulation unit.

The number of votes which a Contract Owner may cast for individual participants under a group contract in the accumulation period is equal to the number of accumulation units under the Contract. The number of votes which a Contract Owner may cast for individual participants receiving annuity payments is equal to (i) the amount of the assets established in the Fund to meet the annuity obligation related to such participants divided by (ii) the value of an accumulation unit.

For individual participants in the accumulation period under a group contract, the participants will have the right to instruct the Contract Owner with respect to the votes attributable to his or her individual account. During the annuity period, a participant under a group variable annuity contract will have the right to instruct the contract owner with respect to the votes attributable to the amount of the assets established in the Fund to meet the annuity obligations to such Contract Owner.

The Contract Owners shall cast the votes for which instructions have been received in accordance with such instructions. All votes for which instructions have not been received (other than those as to which no employee or participant is entitled to give instructions) shall be cast in the same proportions as those for which instructions were received. If a Contract Owner fails to cast its ballot, Lincoln will cast all votes for such Contract Owner in the same proportion as those for which Lincoln received voting instructions.

When Lincoln Life’s records no longer reflect a Contract Owner of record or a current address for a Contract Owner of record, Lincoln Life will make a reasonable effort to locate such Contract Owner. However, if Lincoln Life cannot identify or reach such a Contract Owner and Participants are still participating under the group or individual contract, Lincoln Life will solicit voting instructions from such Participants and cast all votes with respect to such contract in the same proportion as those for which Lincoln received voting instructions from participants under the contract.

Adjournment

The Meeting may be adjourned for the purpose of further proxy solicitation if a quorum is not present at the Meeting or if the vote necessary to approve the Reorganization has not been obtained. The persons designated as proxies will vote proxies in favor of any adjournment unless you provide other instructions. At any subsequent reconvening, the persons designated as proxies will vote proxies in the same manner as the proxies would have been voted at the original Meeting, unless you revoke the proxies before the Meeting is reconvened.

Availability of Certain Other Information

Fund A and LVIP G&I Fund are subject to various reporting and filing requirements pursuant to statutes administered by the Securities and Exchange Commission. You can inspect and copy the remainder of this registration statement, of which this Proxy Statement/Prospectus forms apart, as well as reports, proxy statements, and other information filed with the Securities and Exchange Commission by Fund A or Lincoln Variable Insurance Products Trust at the public reference facilitates maintained by the Securities and Exchange Commission at: 450 Fifth Street, N.W., Room 1024, Washington, D.C.20549.

You may obtain copies of such material from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Other Business

The Board of Managers of Fund A knows of no other matters which are likely to be brought before the Meeting. In the event any other matters do properly come before the Meeting, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

Contract Owner Proposals

Fund A does not hold regular contract owner meetings. Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent contract owner meeting (if any) should send their written proposals to the principal executive offices of Fund A at the address set forth on the cover of this Proxy Statement/Prospectus.

Proposals must be received a reasonable time prior to the date of a meeting of contract owners to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent contract owner meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications to the Board

Contract owners who wish to communicate to the full Board or to any individual Manager may address correspondence to Fund A at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Fund Management will promptly forward all such correspondence to the intended recipient(s).

Legal Matters

Certain legal matters concerning the issuance of shares of the LVIP Delaware Growth and Income Fund will be passed upon by Dechert, LLP, 4675 McArthur Court, Suite 1400, Newport Beach, CA 92660.

EXHIBITS TO PROXY STATEMENT /PROSPECTUS

Exhibit A — Form of Agreement and Plan of Reorganization

Exhibit B — Management’s Discussion of Fund Performance and Financial Highlights

Exhibit C — Ownership of Shares as of Record Date

EXHIBIT A

Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”), entered into as of the                     , 2008 by and among The Lincoln National Life Insurance Company (“Lincoln Life”), a life insurance company organized and existing under the laws of the State of Indiana, Lincoln National Variable Annuity Fund A (“Fund A”), a managed separate account established and existing under the insurance laws of the State of Indiana, and Lincoln Variable Insurance Products Trust (“Trust”), a Delaware statutory trust, on behalf of its series, LVIP Delaware Growth and Income Fund (“LVIP G&I Fund”).

WHEREAS, Fund A is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, Fund A currently supports interests under variable annuity contracts (the “Contracts”) that were registered under the Securities Act of 1933 (the “1933 Act”), and while those registration statements remain in effect and additional purchase payments are accepted under certain of those Contracts, new sales of the Contracts have been terminated; and

WHEREAS, Lincoln Life serves as investment adviser to Fund A; and

WHEREAS, the Trust is registered with the Commission as an open-end, management investment company and the LVIP G&I Fund is a diversified series thereof; and

WHEREAS, the LVIP G&I Fund has a substantially similar investment objective and substantially similar investment policies as Fund A, and the LVIP G&I Fund has the same investment sub-adviser as Fund A; and

WHEREAS, the Board of Managers of Fund A has approved the transfer of assets of Fund A to the LVIP G&I Fund in exchange for Standard Class shares of the LVIP G&I Fund and the restructuring of Fund A as a unit investment trust (the “New UIT”), and the New UIT shall be registered with the Commission under the 1940 Act as a unit investment trust (the “Reorganization”); and

WHEREAS, following the Reorganization, the New UIT shall be a passive investment vehicle with no Board of Managers, no investment adviser and no managed portfolio of investments, but shall invest exclusively in shares of the LVIP G&I Fund; and

WHEREAS, the Board of Managers of Fund A has considered and approved the actions contemplated by this Agreement; and

WHEREAS, the Board of Trustees of the Trust, on behalf of the LVIP G&I Fund, has considered and approved the actions contemplated by this Agreement; and

WHEREAS, this Agreement is conditioned upon approval of the Reorganization described herein by vote of a majority of the votes represented in person or by proxy at a meeting of the owners of the Contracts (the “Contract Owners”) called for that purpose, or any adjournments thereof.

NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

ARTICLE I.

Closing Date

SECTION 1.01. The Reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon by all parties to this Agreement (the “Closing Date”). The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on the Closing Date.

SECTION 1.02. The parties agree to use their best efforts to obtain all necessary regulatory and Contract Owner approvals and perform all other acts necessary or desirable to complete the Reorganization as of the Closing Date.

ARTICLE II.

Reorganization Transactions

SECTION 2.01. As of the Effective Time, Lincoln Life, on behalf of Fund A, shall sell, assign, and transfer all cash (except, if required, for a minimal amount needed to keep bank accounts open), all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable (collectively, “portfolio assets”) of Fund A to be held as the property of the LVIP G&I Fund.

SECTION 2.02. In exchange for the portfolio assets of Fund A, the LVIP G&I Fund shall issue to Lincoln Life for allocation to the New UIT, Standard Class shares of the LVIP G&I Fund, and the LVIP G&I Fund shall assume any unsatisfied liability incurred by Fund A before the Effective Time (other than liabilities associated with insurance obligations that will be assumed by the New UIT). For Fund A, the number of Standard Class shares of the LVIP G&I Fund to be issued in the exchange shall be determined by dividing the value of the net assets of Fund A to be transferred, as of the close of trading on the Closing Date, by the per share value assigned to the shares of the LVIP G&I Fund.

SECTION 2.03. Fund A shall be restructured from a managed separate account to a unit investment trust under the Investment Company Act of 1940, which shall be the New UIT.

SECTION 2.04. As of the Effective Time, Lincoln Life shall cause the shares of the LVIP G&I Fund it receives pursuant to Section 2.02 above to be duly and validly recorded and held on its records as assets of the New UIT, such that the Contract Owners’ interests in the New UIT after the Closing Date shall then be equivalent to their former interests in Fund A. The number of units and their respective values attributable to each Contract will be the same after the Effective Time as before. Lincoln Life shall take all action necessary to ensure that such interests in the New UIT, immediately following the Effective Time, are duly and validly recorded on the Contract Owners’ individual account records.

SECTION 2.05. The shares of the LVIP G&I Fund to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each such share that is issued pursuant to Section 2.02 above shall be issued for a consideration equal to the value of shares of the LVIP G&I Fund.

SECTION 2.06. Following the Reorganization described in this Agreement, Lincoln Life may consolidate the New UIT with other of its separate accounts. This consolidation would be subject to any necessary corporate and regulatory approvals.

ARTICLE III

Other Conditions Precedent to the Reorganization

SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

(a) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby.

(b) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, if any, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities.

(c) The Trust shall have filed with the Commission a registration statement on Form N-14 under the 1933 Act and such amendments thereto as may be necessary or desirable to effect the purposes of the Agreement and the Reorganization contemplated hereby.

(d) Fund A shall have filed on Form N-4 a post-effective amendment to its registration statement under the 1933 Act and the 1940 Act, and such additional amendments thereto as may be necessary or desirable to effect the purposes of the Agreement and the Reorganization contemplated hereby.

(e) At a meeting of the Contract Owners called for such purpose (or any adjournments thereof), a majority of the votes represented in person or by proxy at a meeting of the Contract Owners called for that purpose, shall have voted in favor of approving this Agreement and the Reorganization contemplated hereby.

(f) Lincoln Life, Fund A and the LVIP G&I Fund shall have received an opinion of Dechert, LLP as to the federal income tax consequences of the Reorganization in form and substance reasonably satisfactory to Lincoln Life, Fund A and the LVIP G&I Fund to the effect that, as of the Closing Date:

(1)	Lincoln Life (including Fund A) will not recognize any gain or loss as a result of the restructuring of Fund A as a New UIT;

(2)	Lincoln Life (including Fund A) will not recognize any gain or loss as a result of the transfer of Fund A’s assets to LVIP G&I Fund in exchange for shares of the LVIP G&I Fund and the assumption by the LVIP G&I Fund of Fund A’s liabilities (other than liabilities associated with insurance obligations that will be assumed by the New UIT);

(3)	The LVIP G&I Fund’s basis in Fund A’s assets received will be the same as Lincoln Life’s basis in those assets immediately prior to the Reorganization;

(4)	The LVIP G&I Fund’s holding period for the transferred assets will include Lincoln Life’s holding period therefore;

(5)	No gain or loss will be recognized by the LVIP G&I Fund upon the receipt of Fund A’s assets solely in exchange for the issuance of LVIP G&I Fund’s shares and the assumption of Fund A’s liabilities (other than liabilities associated with insurance obligations that will be assumed by the New UITs);

(6)	No gain or loss will be recognized by the Contract Owners as a result of the Reorganization;

(7)	Lincoln Life’s aggregate basis in the shares of the LVIP G&I Fund received in the Reorganization will be the same as the aggregate adjusted basis of the assets surrendered in exchange there for reduced by the amount of any liabilities of Fund A assumed by the LVIP G&I Fund; and

(8)	Lincoln Life’s holding period in the shares of the LVIP G&I Fund received in the Reorganization will include its holding period for the assets surrendered in exchange therefore, provided that at the time of the exchange, such assets were held as capital assets.

(g) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers’ certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

ARTICLE IV

Expenses

Lincoln Life shall bear all expenses in connection with effecting the Reorganization contemplated by this Agreement including, without limitation, preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; and all legal, accounting, and data processing services necessary to effect the Reorganization.

ARTICLE V

Miscellaneous

This Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by the Contract Owners, by mutual consent of the parties hereto.

If, at any time after the Closing Date, the New UIT, the LVIP G&I Fund, or Lincoln Life determine that any further conveyance, assignment, documentation, or action is necessary or desirable to complete the Reorganization contemplated by this Agreement or to confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Indiana, without regard to its principles of conflicts of law.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:
Name:
Title:

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

By:
Name:
Title:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,

on behalf of the LVIP Delaware Growth and Income Fund

By:
Name:
Title:

EXHIBIT B

Management’s Discussion of Fund Performance and Financial Highlights

Management’s Discussion of Fund Performance

The discussion of performance for both Lincoln National Variable Annuity Fund A and the LVIP Delaware Growth and Income fund in this Exhibit      is taken from the respective Fund’s most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Lincoln National Variable Annuity Fund A

Lincoln National

Variable Annuity Fund A

2007 Annual Report Commentary

The Fund returned 5. 21% for the fiscal year 2007, while its benchmark, the Russell 1000 Index*, returned 5.77%.

The equity markets ended 2007 on a generally positive note. Over this period the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Instability in the markets continued throughout the latter part of the year as further signs of weakness in the housing market and dislocation in the credit markets caused investors to shun financial and consumer-related stocks. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

The Fund’s return slightly lagged that of its benchmark for the year. The Fund’s performance relative to the Russell 1000 Index was attributable to stock selection in the capital goods, basic materials, and consumer services sectors. Stocks contributing to performance included overweight positions in National Oilwell Varco, an oil services company, Express Scripts, a provider of pharmacy benefit management services, and Deere & Co., an agricultural and commercial equipment manufacturer. Stock selection in the finance, Consumer Staples and Media sectors detracted from performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in PMI Group, a global financial services firm, and Washington Mutual, a consumer and small business bank, and a lack of exposure to Apple Computer.

The equity markets continue to be highly volatile in the face of a slowing economy coupled with further fallout from the subprime mortgage contagion. Moving into 2008 we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the U.S. should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

At December 31, 2007, the Fund no longer held a position in PMI Group.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Growth of $10,000 invested 12/31/97 through 12/31/07

Variable Annuity Fund A

Russell 1000 Index

[Chart]

This chart illustrates, hypothetically, that $10,000 was invested in Fund A on 12/31/97. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,340.For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $18,243. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns on investment	Ended 12/31/07
Standard Class Shares
One Year	+5.21%
Five Years	+11.69%
Ten Years	+3.67%

*	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

2007 Annual Report Commentary

The Fund returned 6.12% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2007, while its benchmark, the Russell 1000 Index*, returned 5.77%.

The equity markets ended 2007 on a generally positive note. Over this period the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Instability in the markets continued throughout the latter part of the year as further signs of weakness in the housing market and dislocation in the credit markets caused investors to shun financial and consumer-related stocks. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

The Fund’s return exceeded that of its benchmark for the year. The Fund’s out performance relative to the Russell 1000 Index was attributable to stock selection in the capital goods, basic materials, and consumer services sectors. Stocks contributing to performance included overweight positions in National Oilwell Varco, an oil services company, Express Scripts, a provider of pharmacy benefit management services, and Deere & Co., an agricultural and commercial equipment manufacturer. Stock selection in the finance, consumer staples and media sectors detracted from performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in PMI Group, a global financial services firm, and Washington Mutual, a consumer and small business bank, and an underweight position in Apple Computer. At December 31,2007, the Fund no longer held positions in Apple Computer and PMI Group.

The equity markets continue to be highly volatile in the face of a slowing economy, coupled with further fallout from the subprime mortgage contagion. Moving into 2008, we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the U.S. should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Growth of $10,000 invested 12/31/97 through 12/31/07

[CHART]

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $16,170. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $18,243. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/07
Standard Class Shares
One Year	+6.12%
Five Years	+12.82%
Ten Years	+4.92%
Service Class Shares
One Year	+5.85%
Inception (5/19/04)	+10.27%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of Lincoln National Variable Annuity Fund A and the Standard class of the LVIP Delaware Growth and Income Fund for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The financial highlights of both Lincoln National Variable Annuity Fund A and the LVIP Delaware Growth and Income Fund for the periods through December 31, 2007 that are contained in this Exhibit      have been derived from financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young’s reports, along with the Funds’ financial statements for periods through December 31, 2007, are included in the respective Fund’s annual report (each available upon request). The financial highlights of both the Lincoln National Variable Annuity Fund A and LVIP Delaware Growth and Income Fund for the six months ended June 30, 2008 that are contained in this Exhibit      have been derived from financial statements which are unaudited and which are contained in each Fund’s semi-annual report (each available upon request).

Lincoln National Variable Annuity Fund A

Lincoln National

Variable Annuity Fund A

Financial Highlights–Selected Per Unit Data and Ratios

The following is selected financial data for an accumulation unit outstanding throughout each period:

			Year Ended December 31,
	Six Months Ended June 30, 2008[1] (Unaudited)	2007	2006	2005	2004	2003
Investment income	$0.191	$0.388	$0.354	$0.338	$0.343	$0.245
Expenses	(0.138)	(0.297)	(0.257)	(0.239)	(0.218)	(0.184)

Net investment income	0.053	0.091	0.097	0.099	0.125	0.061
Net realized and unrealized gain (loss) on investments	(2.341)	1.016	2.022	0.732	1.642	3.612

Increase (decrease) in accumulation unit value	(2.288)	1.107	2.119	0.831	1.767	3.673
Accumulation unit value at beginning of period	22.369	21.262	19.143	18.312	16.545	12.872

Accumulation unit value at end of period	$20.081	$22.369	$21.262	$19.143	$18.312	$16.545

Net assets, end of period (000 omitted)	$60,223	$70,360	$76,710	$75,923	$80,883	$79,708
Ratio of expenses to average net assets	1.33%	1.32%	1.28%	1.28%	1.28%	1.27%
Ratio of net investment income to average net assets	0.48%	0.43%	0.48%	0.53%	0.73%	0.42%
Total investment return	(10.23)%	5.21%	11.07%	4.54%	10.68%	28.54%
Portfolio turnover rate	38.61%	29.16%	28.83%	20.40%	38.72%	77.30%
Number of accumulation units outstanding at end of period (expressed in thousands):
Accumulation units	2,783	2,912	3,330	3,689	4,103	4,466
Reserve units	171	185	220	214	245	278

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.

LVIP Delaware Growth and Income Fund

(Standard Class only)

LVIP Delaware Growth and Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Delaware Growth and Income Fund Standard Class

	Six Months Ended 6/30/08[1] (Unaudited)	12/31/07	12/31/06	Year Ended 12/31/05	12/31/04	12/31/03[2]
Net asset value, beginning of period	$6.857	$35.157	$31.673	$30.407	$27.502	$21.438
Income (loss) from investment operations:
Net investment income[3]	0.236	0.483	0.450	0.427	0.458	0.304
Net realized and unrealized gain (loss) on investments	(3.850)	1.660	3.454	1.253	.821	6.047

Total from investment operations	(3.614)	2.143	3.904	1.680	3.279	6.351

Less dividends and distributions from:
Net investment income	—	(0.443)	(0.420)	(0.414)	(0.374)	(0.287)

Total dividends and distributions	—	(0.443)	(0.420)	0.414)	(0.374)	(0.287)

Net asset value, end of period	$33.243	$36.857	$35.157	$31.673	$30.407	$27.502

Total return[4]	(9.81)%	6.12%	12.36%	5.54%	11.99%	29.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,511,846	$1,823,930	$1,989,459	$2,076,169	$2,245,431	$2,242,161
Ratio of expenses to average net assets	0.40%	0.40%	0.38%	0.38%	0.37%	0.38%
Ratio of net investment income to average net assets	1.38%	1.29%	1.37%	1.39%	1.63%	1.28%
Portfolio turnover	38%	31%	29%	20%	38%	72%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]

Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

EXHIBIT C

Ownership of Shares as of Record Date

Number of Outstanding Shares

Lincoln National Variable Annuity	Shares Outstanding
Fund A
Individual
Group
Total

Principal Holders of Shares of Lincoln National Variable Annuity Fund A

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS Individual
Group
BENEFICIAL OWNERS Individual
Group

C-1

PART B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Delaware Growth and Income Fund

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2009

Acquisition of the Assets and Liabilities of Lincoln National Variable Annuity Fund A 1300 South Clinton Street Fort Wayne, Indiana 46802	In Exchange for Shares of LVIP Delaware Growth and Income Fund (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with, the Proxy Statement/Prospectus dated January     , 2009, relating specifically to the proposed transfer of all of the assets and liabilities of Lincoln National Variable Annuity Fund A to the LVIP Delaware Growth and Income Fund in exchange for shares of the LVIP Delaware Growth and Income Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) 4LINCOLN (454-6265). The Reorganization will be pursuant to an Agreement and Plan of Reorganization.

This SAI incorporates by reference the following described documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The SAI of Lincoln Variable Insurance Products Trust dated April 30, 2008 (previously filed on EDGAR, Accession No:                                     ), as supplemented;

(2) The Financial Statements of Lincoln National Variable Annuity Fund A included in the Fund’s Annual Report to Shareholders dated December 31, 2007 (previously filed on EDGAR, Accession No:                                     ), and the Semi-Annual Report to Shareholders dated June 30, 2008 (previously filed on EDGAR, Accession No:                                     ).

(3) The Financial Statements of the LVIP Delaware Growth and Income Fund included in the Trust’s Annual Report to Shareholders dated December 31, 2007 (previously filed on EDGAR, Accession No:                                     ), and the Semi-Annual Report to Shareholders dated June 30, 2008 (previously filed on EDGAR, Accession No:                                     ).

Financial Statements

Unaudited pro forma financial statements reflecting consummation of the Reorganization are not included in this SAI because the assets of Lincoln National Variable Annuity Fund A, the acquired fund, are less than 10% of the assets of the LVIP Delaware Growth and Income Fund., the acquiring Fund. As previously noted, the audited financial statements for Lincoln National Variable Annuity Fund A are incorporated by reference into this SAI from Lincoln National Variable Annuity Fund A’s last Annual

Report to Shareholders and Semi-Annual Report to Shareholders. As previously noted, the audited financial statements for the LVIP Delaware Growth and Income Fund are incorporated by reference into this SAI from the LVIP Delaware Growth and Income Fund’s last Annual Report to Shareholders and Semi-Annual Report to Shareholders.

Fund A to Growth & Income Fund

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification

The response to this item is incorporated by reference from Item 25 of Part C of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 5, 2008.

Item 16. Exhibits

(1)	Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 4, 2003.

(2)	By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 5, 2006.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)	Not applicable.

(6)	(a) Form of Investment Management Agreement dated April 30, 2007 between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(b) Form of Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Delaware Management Company incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(7)	Principal Underwriting Agreement dated June 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(8)	Not applicable.

(9)	(a) Form of Custody Agreement, as amended, by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(10)	(a) Form of Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(b) Form of Distribution Services Agreement between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors filed herein as Exhibit 16(10)(b).

(c) Form of Distribution Services Agreement (insurance company) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(11)	Form of Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters filed herein as Exhibit 16(11).

(12)	Form of opinion of Dechert LLP regarding tax matters filed herein as Exhibit 16(12).

(13)	Not Applicable.

(14)	Form of Consent of Independent Registered Public Accounting Firm filed herein as Exhibit 16(14).

(15)	Not Applicable.

(16)	Power of Attorney.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURE PAGE

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 15th day of December, 2008.

Lincoln Variable Insurance Products Trust
(LVIP Delaware Growth and Income Fund)

By:	/s/ Daniel R. Hayes
Daniel R. Hayes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on December 15th, 2008.

	Signature	Title
	/s/ Daniel R. Hayes	President and Trustee
	Daniel R. Hayes	(Principal Executive Officer)

	*	Chairman of the Board and Trustee
Kelly D. Clevenger

	*	Chief Accounting Officer
	William P. Flory, Jr.	(Principal Accounting Officer and Principal Financial Officer)

	*	Trustee
Nancy L. Frisby

	*	Trustee
Gary D. Lemon

	*	Trustee
Kenneth G. Stella

	*	Trustee
David H. Windley

*By	/s/ Cynthia A. Rose	Attorney-in-Fact
Cynthia A. Rose

LIST OF EXHIBITS

16(10)(b)	Form of Distribution Services Agreement

16(11)	Form of Opinion of Counsel

16(12)	Form of Opinion of Counsel

16(14)	Form of Consent of Independent Public Accounting Firm

16(16)	Power of Attorney